U.S. Securities and Exchange Commission
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 21, 2010

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Commission File No. 000-53612

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Bonanza Goldfields Corp.
(Name of small business issuer as specified in its charter)

Nevada	26-2723015
State of Incorporation	IRS Employer Identification No.

736 East Braeburn Drive, Phoenix, AZ  85022
(Address of principal executive offices)

(602) 488-4958
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2010, we amended our Articles of Incorporation with the Secretary of State of Nevada to include the following amendment to Article 3, increasing the number of authorized shares of common stock of Bonanza Goldfields Corp:

ARTICLE 3:  Shares: Number of shares with par value: 200,000,000 Par value $.0001.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Date: September 28, 2010	Bonanza Goldfields Corp. By: /s/ Chris Tomkinson
Chris Tomkinson
Director, Chief Executive Officer (Principle Executive Officer, Principle Financial Officer)